Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
We have evaluated all events or transactions that occurred after December 31, 2010. During this period, we had the following subsequent event, the effects of which did not require adjustment to our financial position or results of operations as of and for the year ended December 31, 2010.

Periodic Fee Agreement
Significant Terms
On March 7, 2011, Echelon entered into the Periodic Fee Agreement with LVE. The Periodic Fee Agreement is effective from March 7, 2011 (the “Effective Date”) until the earliest to occur of the following events (such earliest date, the “Termination Date”): (i) the date on which Echelon resumes construction of the Echelon resort and the parties agree to certain milestones with respect to the performance of the ESA; (ii) the date on which Echelon has purchased all or substantially all of the assets of LVE pursuant to the terms of the Purchase Option Agreement; and (iii) the date on which LVE draws down and receives the full amount available under the Letter of Credit (as defined below). On and after the Termination Date, the Periodic Fee Agreement shall be null and void and shall be deemed dissolved and of no effect, and the terms of the ESA shall be as they were prior to execution of the Periodic Fee Agreement.
The Periodic Fee Agreement provides for monthly payments by Echelon to LVE of approximately $1.0 million (subject to a reduction for Echelon’s allocable share of reduced interest costs attributed to Tax-Exempt Bonds (as defined below) LVE redeems in excess of $27.0 million plus certain operation and maintenance fees (estimated by LVE not to exceed an aggregate of $0.6 million annually) on March 4, 2011 and the first day of each month, beginning on April 1, 2011 and ending on November 1, 2013. Monthly payments are also due on the first day of each month after November 1, 2013; however, the amount of the payments after such date will be based on the then-outstanding principal amount of LVE’s obligation to its Lenders, the Tax-Exempt Bonds and certain advances from its members.
The Periodic Fee Agreement also provides that from the Effective Date through the Termination Date, neither LVE nor Echelon would give notice of, file or otherwise initiate any claim or cause of action, in or before any court, administrative agency, arbitrator, mediator or other tribunal, that arises under the ESA, subject to certain exceptions, and any statute of limitations or limitation periods for defenses, claims, causes of actions and counterclaims shall be tolled during such period (the “No-Litigation Period”).
To secure Echelon’s obligations under the Periodic Fee Agreement, Echelon also agreed to post a letter of credit in the amount of $6.0 million for the benefit of LVE (the “Letter of Credit”). LVE is entitled to draw down the Letter of Credit in the event that Echelon fails to make payments required pursuant to the Periodic Fee Agreement (a “Buyer Event of Default”). LVE is obligated to reimburse Echelon for its reasonable substantiated third-party costs incurred in providing the Letter of Credit.
The Periodic Fee Agreement provides, among other things, for (i) LVE’s maintenance of certain construction permits and certain assets; (ii) LVE’s delivery of releases to Echelon from certain professional service contracts and its engagement of replacement professional service providers if the necessary releases are not obtained; (iii) LVE’s delivery of recommendations to Echelon regarding certain aspects of the central energy center and energy distribution system at the Echelon resort (the “System”); (iv) the resolution of disputes between LVE and Echelon with respect to certain aspects of the System; (v) the possible sale of certain portions of the System; and (vi) LVE’s agreement (subject to the consent of the applicable trustee) to use commercially reasonable efforts to redeem a portion of the tax-exempt bonds issued on behalf of LVE on December 20, 2007 (the “Tax-Exempt Bonds”), subject to certain exceptions.

Purchase Option
LVE also granted Echelon and the Company an option to purchase substantially all of the assets of LVE (the “Purchase Option”) for a purchase price of approximately $195.1 million (subject to certain adjustments), which may be exercised from the Effective Date through the Termination Date, provided that no Buyer Event of Default has occurred and remains ongoing.
Future Commitments Related to LVE Agreements
Our future commitments with respect to the LVE agreements discussed above are as follows (in thousands):

For the Year Ending December 31,
2011	$11,887
2012	11,887
2013	11,796
2014	10,800
2015	10,800
$57,170